UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2013

CAPE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33934	26-1294270
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey		08210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (609) 465-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 16, 2013, the Board of Directors of Cape Bancorp, Inc. (the “Company”) amended the Company’s bylaws to remove Article II, Section 14, which provided that a member of the Board of Directors who reached the age of 70 shall resign from the Board of Directors effective no later than the first annual meeting of shareholders following the date after such member had attained 70 years of age (or 75 years of age for such member who reached the age of 70 and had been a member of the Board of Directors prior to June 2010).

A copy of the amended and restated Company bylaws is attached as Exhibit 3.1 to this report.

Item 9.01.                      Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired.  Not Applicable.

(b)           Pro Forma Financial Information.  Not Applicable.

(c)           Shell Company Transactions. Not Applicable.

(d)           Exhibits.

Exhibit No.                                Description

3.1	Amended and Restated Bylaws of Cape Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.
DATE: September 17, 2013	By:	/s/ Guy Hackney
Guy Hackney
Executive Vice President and Chief Financial Officer